UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 27, 2007

                      Morgan Stanley Spectrum Currency L.P.
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                (Exact Name of Registrant as Specified in its Charter)

      Delaware                         0-31563                      13-4084211
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(State or Other Jurisdiction    (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)

c/o Demeter Management Corporation,
522 Fifth Avenue, 13th Floor,             New York, NY                   10036
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            (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:  (212) 296-1999

                                 Not Applicable
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             (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

      (a) On November 28, 2007, Demeter Management Corporation (the "General Partner") in its capacity as the general partner of the Registrant entered into a Foreign Exchange and Options Master Agreement, on behalf of the Registrant, with Morgan Stanley & Co. Incorporated, an affiliate of the General Partner (the "MS & Co. Master Agreement"). Pursuant to the MS & Co. Master Agreement, Morgan Stanley & Co. Incorporated will act as the counterparty on all of the foreign currency forward trades for the Registrant effective November 28, 2007.

      A copy of the MS & Co. Master Agreement is filed herewith as Exhibit 10.13 and incorporated herein by reference.

      (b) On November 28, 2007, the General Partner, in its capacity as general partner of the Registrant, entered into a Foreign Exchange and Options Master Agreement, on behalf of the Registrant, with Morgan Stanley Capital Group, Inc., an affiliate of the General Partner (the "MSCG Master Agreement"). Pursuant to the MSCG Master Agreement, Morgan Stanley Capital Group Inc. will act as the counterparty on all of the options on foreign currency forward trades for the Registrant effective November 28, 2007.

      A copy of the MS & Co. Master Agreement is filed herewith as Exhibit 10.14 and incorporated herein by reference.

      (c) On November 27, 2007, the General Partner, in its capacity as general partner of the Registrant, entered into a Customer FX Prime Brokerage Agreement, on behalf of the Registrant, with Morgan Stanley & Co. Incorporated, an affiliate of the General Partner (the "MS & Co. Brokerage Agreement"). Pursuant to the MS & Co. Brokerage Agreement, Morgan Stanley & Co. Incorporated will act as the prime broker for any foreign currency transactions for the Registrant effective November 27, 2007.

      A copy of the MS & Co. Master Agreement is filed herewith as Exhibit 10.15 and incorporated herein by reference.

      (d) On November 27, 2007, the General Partner, in its capacity as general partner of the Registrant, entered into a Customer FX Prime Brokerage Agreement, on behalf of the Registrant, with Morgan Stanley Capital Group, Inc., an affiliate of the General Partner (the "MSCG Brokerage Agreement"). Pursuant to the MSCG Brokerage Agreement, Morgan Stanley Capital Group Inc. will act as the prime broker for any options on foreign currency transactions for the Registrant effective November 27, 2007.

      A copy of the MS & Co. Master Agreement is filed herewith as Exhibit 10.16 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

    (d) Exhibits.

        Exhibit Number  Description
        --------------  -----------

        10.13 Foreign Exchange and Options Master Agreement between Morgan Stanley & Co. Incorporated and Demeter
                        Management Corporation, in its capacity as general partner of the Registrant, dated as of November 28, 2007

        10.14 Foreign Exchange and Options Master Agreement between Morgan Stanley Capital Group Inc. and Demeter Management Corporation, it its capacity as general partner of the Registrant dated as of November 28, 2007

        10.15 Customer FX Prime Brokerage Agreement between Morgan Stanley & Co. Incorporated and Demeter Management Corporation, it its capacity as general partner of the Registrant dated as of November 27, 2007

        10.16 Customer FX Prime Brokerage Agreement between Morgan Stanley Capital Group Inc. and Demeter Management Corporation, it its capacity as general partner of the Registrant dated as of November 27, 2007

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MORGAN STANLEY SPECTRUM CURRENCY L.P.


Date: December 4, 2007                  By:    Demeter Management Corporation
                                               as General Partner


                                           /s/  Walter Davis
                                        ----------------------------------------
                                        Name:   Walter Davis
                                        Title:  President